SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2001

                               OMNICOM GROUP INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
                 (State or Other Jurisdiction of Incorporation)

         1-10551                                        13-1514814
(Commission File Number)                    (I.R.S. Employer Identification No.)

                  437 Madison Avenue, New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 415-3600
              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events.

      This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Omnicom Group Inc. for the purpose of providing the information set forth in press releases issued by Omnicom on February 1, 2001 and February 2, 2001, copies of which are filed as Exhibit 99.1 and 99.2 hereto, respectively, and which are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.

      (a)   Financial Statement of Businesses Acquired.

            None.

      (b)   Pro Forma Financial Information.

            None.

      (c)   Exhibits.

            The following exhibits are filed herewith:

            99.1  Press Release issued on February 1, 2001.

            99.2  Press Release issued on February 2, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OMNICOM GROUP INC.

                                       By: /s/ Robert A. Profusek
                                           -------------------------------------
                                           Robert A. Profusek
                                           Executive Vice President

Date: February 2, 2001

                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

99.1            Press Release issued by Omnicom Group Inc. on February 1, 2001.

99.2            Press Release issued by Omnicom Group Inc. on February 2, 2001.